Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-26-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		9/18/2006
2	Payment Date		9/20/2006
3	Collection Period	7/30/2006	8/26/2006	28
4	Monthly Interest Period - Actual	8/21/2006	9/19/2006	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	6,333,386.79	—	6,333,386.79	—	—
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	42,343,650.62	422,656,349.38	0.9126935
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$846,726,644.79	$—	$48,677,037.41	$798,049,607.38

12	Total Securitization Value	$1,685,393,258.00	$880,434,510.79			$831,757,473.38

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	18,577.93	2.9333333	6,351,964.72	1,002.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	43,887,567.29	90.4898295
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		2,120,661.27		50,797,698.68

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	16,047,858.58
18	Sales Proceeds - Early Terminations	12,207,311.29
19	Sales Proceeds - Scheduled Terminations	23,118,183.96
20	Security Deposits for Terminated Accounts	137,360.70
21	Excess Wear and Tear Received	142,384.33
22	Excess Mileage Charges Received	242,117.16
23	Other Recoveries Received	367,382.06

24	Subtotal: Total Collections	52,262,598.08

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	279,511.43

28	Total Available Funds, prior to Servicer Advances	52,542,109.51

29	Servicer Advance	—

30	Total Available Funds	52,542,109.51

31	Reserve Account Draw	—
32	Available for Distribution	52,542,109.51

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		733,695.43
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		2,120,661.27
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	49,682,752.82
46	Regular Principal Distribution Amount	48,677,037.41
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		48,677,037.41
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,005,715.41

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-26-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)		661,333,386.79
52	Less: Aggregate Securitization Value (End of Collection Period)		(831,757,473.38)

53	First Priority Principal Distribution Amount (not less than zero)		—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)		661,333,386.79
56	Less: First Priority Principal Distribution Amount		—
57	Less: Targeted Note Balance		(612,656,349.38)

58	Regular Principal Distribution Amount		48,677,037.41

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)		831,757,473.38
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)		(219,101,124.00)

62	Targeted Note Balance		612,656,349.38

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)		52,542,109.51
65	Less: Payment Date Advance Reimbursement (Item 77)		—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)		733,695.43
67	Less: Administration Fees Paid (Items 38, 39 and 40)		5,000.00
68	Less: Interest Paid to Noteholders (Item 42)		2,120,661.27
69	Less: 1st Priority Principal Distribution (Item 43)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		49,682,752.82
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)		—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)		49,682,752.82

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)		—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance		—
77	Payment Date Advance Reimbursement		—
78	Additional Payment Advances for current period		—

79	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		74,403.81

85	Subtotal: Reserve Fund Available for Distribution		16,928,336.39
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,928,336.39
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		74,403.81

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,649	26,101,192.05
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(23,220,394.66)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(308,383.70)
95	Less: Excess Wear and Tear Received		(142,384.33)
96	Less: Excess Mileage Received		(242,117.16)

97	Current Period Net Residual Losses/(Gains)	1,649	2,187,912.20

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	13,768	24,563,150.19
100	Current Period Net Residual Losses (Item 97)	1,649	2,187,912.20

101	Ending Cumulative Net Residual Losses	15,417	26,751,062.39

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.59%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-26-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	831,757,473
105	Number of Current Contracts		72,157	43,815
106	Weighted Average Lease Rate		3.59%	3.52%
107	Average Remaining Term		27.48	12.28
108	Average Original Term		42.98	43.53
109	Monthly Prepayment Speed			77.51%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	46,235	951,235,946	880,434,511
111	Depreciation/Payments		(14,687,093)	(10,147,273)
112	Gross Credit Losses	(20)	(357,281)	(377,445)
113	Early Terminations	(751)	(12,672,244)	(12,051,128)
114	Scheduled Terminations	(1,649)	(27,544,416)	(26,101,192)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	43,815	895,974,911	831,757,473

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	43,095	819,596,173	98.54%
119	31 - 90 Days Delinquent	644	10,785,810	1.30%
120	90+ Days Delinquent	76	1,375,490	0.17%

121	Total	43,815	831,757,473	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		20	377,445
124	Aggregate Liquidation Proceeds on charged-off units			(240,402)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		20	137,043

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		557	3,861,578
129	Current Period Net Credit Losses (Item 119)		20	137,043

130	Ending Cumulative Net Residual Losses		577	3,998,622

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.24%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-26-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
10/20/2006	44,707,018
11/20/2006	41,150,008
12/20/2006	41,657,202
01/20/2007	42,795,748
02/20/2007	36,605,867
03/20/2007	30,027,098
04/20/2007	31,810,037
05/20/2007	30,832,186
06/20/2007	24,819,154
07/20/2007	26,839,552
08/20/2007	31,642,059
09/20/2007	32,738,152
10/20/2007	37,185,126
11/20/2007	31,236,935
12/20/2007	29,076,489
01/20/2008	26,593,387
02/20/2008	20,635,992
03/20/2008	32,132,152
04/20/2008	42,198,921
05/20/2008	25,449,632
06/20/2008	30,454,428
07/20/2008	30,983,708
08/20/2008	21,292,129
09/20/2008	19,592,272
10/20/2008	18,476,327
11/20/2008	13,627,393
12/20/2008	19,103,032
01/20/2009	14,503,085
02/20/2009	705,801
03/20/2009	147,487
04/20/2009	160,334
05/20/2009	134,259
06/20/2009	154,120
07/20/2009	139,383
08/20/2009	211,742
09/20/2009	218,121
10/20/2009	383,271
11/20/2009	486,744
12/20/2009	612,450
01/20/2010	238,047
02/20/2010	624
Total:	831,757,473

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(1) each collection period is a calendar month rather than a fiscal month,
(2) timely receipt of all monthly rental payments and sales proceeds,
(3) no credit or residual losses and
(4) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.